Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Betty R. Johnson, Senior Vice President and Chief Financial Officer of MYR Group, Inc.(the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1)The Annual Report on Form 10-K for the year ended December 31, 2020 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 3, 2021	/s/ BETTY R. JOHNSON
Senior Vice President and Chief Financial Officer

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